UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2009

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09727	13-3419202
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

43460 Ridge Park Drive, Suite 140
Temecula, California 92590
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (951) 587-6201

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

__           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__           Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

__           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 20, 2009, Patient Safety Technologies, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2008 and the 2008 full fiscal year.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.  In accordance with General Instruction B-2 of Form 8-K, the information set forth in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  The following exhibit is furnished with this report:

Exhibit
Number	Description

99.1	Press Release of Patient Safety Technologies, Inc. dated April 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATIENT SAFETY TECHNOLOGIES, INC.

Date: April 24, 2009	By:	/s/ Mary Lay
Name: Mary Lay
Title: Interim Chief Financial Officer